UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

STANDARD GOLD, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1

Standard Gold, Inc.

611 Walnut Street

Gadsden, Alabama 35901

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors of Standard Gold, Inc., a Colorado corporation (which we refer to in this Notice as the “Company,” “we,” “us” or “our”), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”), have executed a Written Consent and Action of Stockholders in Lieu of a Meeting approving an amendment to our Articles of Incorporation to increase the authorized shares of the common stock of the Company to Five Hundred Million (500,000,000) and approving moving the Company’s domicile from Colorado to Nevada (the “Actions”).  Increasing the amount of authorized common stock will not change the total number of common shares outstanding nor will it change the par value of the common shares. The Actions are to be effective on or after March 4, 2013, which is at least Twenty (20) calendar days after the initial mailing of this Information Statement.

Because the holders of a majority of the outstanding shares of our common stock, approved the foregoing corporate actions pursuant to a written consent, our board of directors believes it is not in the best interest of our company and stockholders to incur the costs of holding a special stockholders’ meeting for the approval of Actions or to solicit proxies or consents from additional stockholders in connection with these corporate actions.

The accompanying information statement (the “Information Statement”) is being furnished to our stockholders of record as of February 1, 2013 for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  Under the Colorado Revised Statutes and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders.  The affirmative vote of at least a majority of the outstanding shares of Common Stock is necessary to approve the Actions.  Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the Actions will not be affected until at least Twenty (20) calendar days following the mailing of the accompanying Information Statement to our stockholders.

Under Colorado law, our shareholders are not entitled to dissenter’s rights with respect to the Actions set forth in this Information Statement or to demand appraisal of their shares as a result of the approval of any of the Actions.

Your consent to the Actions is not required and is not being solicited.  The accompanying Information Statement will serve as notice of the approval of the Actions by less than the unanimous written consent of our stockholders pursuant to the Exchange Act and the Colorado revised statutes.

By Order of the Board,

/s/: Sharon Ullman
New York, New York	Sharon Ullman
February 11, 2013	Chief Executive Officer

2

Standard Gold, Inc.

611 Walnut Street

Gadsden, Alabama 35901

INFORMATION STATEMENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934

THIS INFORMATION STATEMENT IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY AND NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS INFORMATION STATEMENT IS BEING MAILED

TO STOCKHOLDERS OF RECORD ON OR BEFORE FEBRUARY 12, 2013.

Standard Gold, Inc., a Colorado corporation (which we refer to in this Information Statement as the “Company,” “we,” “us” or “our”), is sending you this Information Statement for the purpose of informing you, as one of our stockholders, in the manner required under Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, that our Board of Directors (the “Board”) has previously approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”), as permitted by our bylaws and the Colorado Revised Statutes, have previously executed a Written Consent and Action of Stockholders in Lieu of a Meeting approving an amendment (the “Amendment”) to our Articles of Incorporation to increase the authorized shares of the Company to Five Hundred Million (500,000,000) and approving moving the Company’s domicile from Colorado to Nevada (the “Actions”). The Actions are to be effective on or after March 4, 2013.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Under the Colorado Revised Statutes, the affirmative vote of the holders of at least a majority of the outstanding stock entitled to vote thereon is required to approve the Amendment.  As of the date of this filing, Fifty-Four Million Three Hundred Eighteen Thousand Seven Hundred Fifty-Six (54,318,756) shares of Common Stock were issued and outstanding.  Each share of Common Stock entitles the holder thereof to one vote on the Actions.  There have been no issuances of stock since the date of this filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the date of filing, with respect to the beneficial ownership of outstanding shares of the Company’s Common Stock by each officer, director or person known by the Company to beneficially own Five Percent (5%) or more of the outstanding shares. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within Sixty (60) days.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Beneficial Ownership
Common	Sharon Ullman 1712 Pioneer Avenue, Suite 769 Cheyenne, WY 82001	18,900,000	(*)	34.79%

Common	Tina Gregerson 5348 Vegas Drive, Suite 623 Las Vegas, NV 89108	3,320,000	(*)	6.11%

Common	Michael Markiewicz 5348 Vegas Drive, Suite 623 Las Vegas, NV 89108	5,850,000	(***)	0.77%

(*)	Sharon Ullman indirectly owns shares through Afignis, LLC.

(**)	Tina Gregerson indirectly owns shares through Pure Path Capital Management Company, LLC and Gregerson Investments, LLC.

(***)	Michael Markiewicz indirectly owns shares through Pure Path Capital Management Company, LLC.

3

Entity and Organization

Our Business

Standard Gold, Inc. (“we,” “us,” “our,” “Standard Gold” or the “Company”) is an exploration stage company with an office in Gadsden, Alabama and a milling and tolling facility in Tonopah, Nevada.

Standard Gold, Inc. (formerly known as Princeton Acquisitions, Inc.) was incorporated in the State of Colorado on July 10, 1985. On September 29, 2009, we completed a share exchange agreement with Hunter Bates Mining Corporation, a Minnesota corporation formed in April 2008 (“Hunter Bates”) and certain of its shareholders, in which Hunter Bates’ shareholders exchanged all of their capital securities into similar capital securities of ours (the “Hunter Bates Share Exchange”) and we adopted the business model of Hunter Bates of mineral exploration and mining. Accordingly, the Hunter Bates Share Exchange represented a change in control and Hunter Bates became a wholly owned subsidiary of Standard Gold.

Prior to September 29, 2009, Wits Basin Precious Minerals Inc., a Minnesota corporation and public reporting company quoted on the Pink Sheets under the symbol “WITM” (“Wits Basin”) was the majority shareholder of Hunter Bates. Hunter Bates acquired the prior producing gold mine properties (consisting of land, buildings, equipment, mining claims and permits) located in Central City, Colorado, known as the “Bates-Hunter Mine.” Since August 2008, no exploration activities had been conducted at the Bates-Hunter Mine due to funding. As part of the Shea Exchange Agreement (described below), we had the right, at our option, at any time prior to June 13, 2011, to transfer our entire interest in our subsidiary, Hunter Bates, which included the Hunter-Bates Mine and all related obligations and liabilities back to Wits Basin. On April 29, 2011, the Company’s management exercised its right to transfer our entire ownership interest in Hunter Bates.

On March 15, 2011, we closed a series of transactions, whereby we acquired certain assets of Shea Mining & Milling, LLC (“Shea Mining”), which assets include land, buildings, a dormant milling facility, abandoned milling equipment, water permits, mine tailings, mine dumps and the assignment of a note payable, a lease and a contract agreement with permits (the “Shea Exchange Agreement”). We completed the Shea Exchange Agreement to acquire the Shea Mining assets and develop a toll milling services business of precious minerals. Toll milling is a process whereby mined material is crushed and ground into fine particles to ease the extraction of any precious minerals contained therein, such as gold, silver, lead, zinc and copper, and rare earth metals.

The Company’s Internet website is at www.standardgoldmilling.com.

Approval of the Actions

Our Board of Directors recommended, and the holders of a majority of our outstanding Common Stock approved the Amendment to our Articles of Incorporation to increase the number of authorized shares to Five Hundred Million (500,000,000) and approved the move of the Company’s domicile from Colorado to Nevada (collectively the “Actions”). The increase in the authorized shares is affected by the Amendment filed with the Secretary of State of Colorado, annexed to this Information Statement as Exhibit A.  The Amendment will be filed immediately with the anticipation that the effective date will be at least Twenty (20) days from the date of the mailing of this Information Statement to our Shareholders. The change in the Company’s domicile from Colorado to Nevada is affected by the Articles of Conversion filed with the Secretary of State of Colorado which includes the Plan of Conversion required under the Colorado Revised Statutes, annexed to this Information Statement, as Exhibit B, and the Articles of Incorporation filed with the Secretary of State of Nevada, annexed to this Information Statement, as Exhibit C. The Articles of Conversion and the new Articles of Incorporation will be filed immediately with the anticipation that the effective date will be Twenty (20) days from the mailing of this Information Statement to our shareholders.

Current Capitalization

Currently, we are authorized to issue up to One Hundred Million (100,000,000) shares of Common Stock, of which Fifty-Four Million Three Hundred Eighteen Thousand Seven Hundred Fifty-Six (54,318,756) shares were issued and outstanding as of the date of this filing.

Reasons for an Amendment to the Articles of Incorporation Increasing the Authorized Shares

The Board believes it is in the Company’s best interest to increase the Company’s authorized shares of Common Stock to Five Hundred Million (500,000,000) for general corporate purposes, including equity financings and grants of stock and stock options. The increase in the authorized shares will increase the shares available for issuance, which as determined by the Board, will provide for a sufficient amount of Common Stock to support its expansion and future financing activities, if any.

To the extent that additional authorized shares are issued in the future, such issuance may decrease our existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders. The holders of our Common Stock have no preemptive rights.  We currently have no plans, commitments or arrangements to issue the additional available authorized shares other than shares underlying existing obligations. We intend to use the additional authorized shares for future equity and debt financings and for grants of stock as needed for corporate purposes.

4

The Board may issue additional shares of Common Stock in the future from authorized shares and will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulation or the rules of any stock exchange on which the shares of Common Stock may then be listed.  The Board will have discretion and be able, at its sole discretion, to designate the rights, preferences, privileges and terms of any Preferred Stock.

Reasons for Moving the Company’s Domicile

The Board believes it is in the Company’s best interest to move its state of domicile from Colorado to Nevada for general corporate purposes, including corporate governance and proximity of operations.

After the Company becomes a Nevada corporation, it will be subject to Nevada corporate laws. Any corporate governance that cannot be determined by the Company's Articles of Incorporation or Bylaws will be subject to the Nevada Revised Statutes.

Effect of the Move of the Company’s Domicile

The change in domicile will not result in a change in management, assets, liabilities or share structure. The Company’s name will and business will remain the same. The move does not affect the Company’s authorized shares, par value, or designation or rights and preferences of any series of shares. The bylaws will remain the same except for changes to reflect differences in Nevada and Colorado law. A copy of the Bylaws are attached at Exhibit D.

Upon effectiveness of the domicile change to Nevada, all issued and outstanding options, warrants, and convertible securities of the Colorado corporation will be automatically transferred and effective and exercisable with Standard Gold, Inc., Nevada on the same terms as under Standard Gold, Inc., Colorado. All shares outstanding on the effective date of the Nevada incorporation will convert into one share of the new Nevada corporation with the same rights, options, voting powers and entitlements as previously held through the Colorado corporation.

After the Company’s domicile is moved to Nevada and completed administratively, shareholders will not be required to obtain new or replacement share certificates. Each holder of record of shares of the Company’s common stock that is outstanding on the effective date of the move may contact the Company’s transfer agent to exchange the old Colorado certificates for new Nevada certificates representing the number of shares of common shares into which the existing shares have been converted as a result of the domicile move.

Changes from Colorado Law to Nevada Law

After the move of the Company’s domicile is complete, the Company will be governed by Nevada law, and more specifically, the Nevada Revised Statutes (“NRS”). The changes that may affect shareholders include: (i) Under the Colorado Revised Statutes (“CRS”) the Board of Directors may action by written consent as long as all directors consent in writing, under the NRS a majority of the Directors are required. (ii) Vacancies on the Board of Directors under the NRS may be filled by a majority of the Board of Directors. (iii) To remove a director under the CRS, a majority of the shareholders must approve the action in a meeting or by a written action taken in lieu of a meeting, under the NRS, two-thirds of the shareholders must approve the removal. (iv) Under the NRS if a quorum is not present at a shareholder meeting, the meeting can be adjourned for a period not to exceed Sixty (60) days, our Bylaws under the CRS provided for One Hundred Twenty (120) days.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials.  It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith.  Additional copies of this Information Statement may be obtained at no charge by writing our proxy agent Issuer Direct, 500 Perimeter Park Drive, Suite D, Morrisville, NC 27560 telephone (866) 752-8683.

MISCELLANEOUS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address.  We undertake to deliver promptly upon request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of this Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.  In the event a stockholder desires to provide us with such a request, it may be given by mailing to our proxy agent’s address at Issuer Direct, 500 Perimeter Park Drive, Suite D, Morrisville, NC 27560 telephone (866) 752-8683.  In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if you are receiving multiple copies upon written or oral request to the Corporate Secretary at the address and telephone number stated above.

5

We file annual, quarterly and current reports, proxy statements and registration statements with the Securities and Exchange Commission (the “SEC”).  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C.  20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C.  20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

The Company is responsible for the adequacy and accuracy of the disclosure in this filing;

Staff Comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

The Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

By Order of the Board,

/s/: Sharon Ullman
New York, New York	Sharon Ullman
February 11, 2013	Chief Executive Officer and Director

6

Exhibit A

Amendment to Colorado Articles of Incorporation

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF

STANDARD GOLD, INC.

Pursuant to CRS 7-90-301 and 7-110-106 of the Colorado Revised Statutes, the undersigned person, desiring to amend the Articles of Incorporation of Standard Gold, Inc., under the laws of the State of Colorado, does hereby sign, verify, and deliver to the Office of the Secretary of State of Colorado, this Amendment to the Articles of Incorporation for the above-named company (hereinafter referred to as the "Company"):

The amendment contained herein was approved by a majority vote of stockholders of the Company on January 25, 2012.

FIRST: The Articles of Incorporation of the Company were first filed and approved by the Office of the Secretary of State of Colorado on July 10, 1985. This Amendment to the Articles will become effective on March 4, 2013.

SECOND: That ARTICLE IV shall be amended to increase the aggregate number of shares which the Company shall have the authority to issue to 550,000,000 shares, of which 500,000,000 shall be shares of common stock and 50,000,000 shares shall be preferred stock.

IN WITNESS WHEREOF, the Company has caused these Articles of Amendment to the Articles of Incorporation to be signed by Sharon Ullman, its Chief Executive Officer, this 11th day of February 2013.

/s/: Sharon Ullman

Chief Executive Office

7

Exhibit B

Plan of Conversion to be filed with the Secretary of State of Colorado

PLAN OF CONVERSION OF

Standard Gold, Inc.,

a Colorado corporation,

into

Standard Gold, Inc.,

a Nevada corporation

This PLAN OF CONVERSION (this “Plan”), dated as of January 30, 2013, is hereby adopted by Standard Gold, Inc., a Colorado corporation (“SDGR-Colorado”), in order to set forth the terms, conditions and procedures governing the conversion of SDGR-Colorado into a Nevada corporation pursuant Sections 7-90-201 and 7-90-202 of the Colorado Revised Statutes (as amended, the “CRS”) and Section 92A.195 of the Nevada Revised Statutes (as amended, the “NRS”).

WHEREAS, SDGR-Colorado’s Board of Directors and a majority of the shareholders have approved the Conversion (as defined below); and

NOW, THEREFORE, SDGR-Colorado does hereby adopt this Plan to effectuate the conversion of SDGR-Colorado into a Nevada corporation as follows:

1. Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CRS and the NRS, including, without limitation, Sections 7-90-201 and 7-90-202 of the CRS and Section 92A of the NRS, SDGR-Colorado shall convert (the “Conversion”) into a Nevada corporation named Standard Gold, Inc. (“SDGR-Nevada”) at the Effective Time (as defined in Section 3 below). SDGR-Nevada shall thereafter be subject to all of the provisions of the NRS. The existence of SDGR-Nevada shall be deemed to have commenced on the date SDGR-Colorado commenced its existence in Colorado.

2. Effect of Conversion. Following the Conversion, SDGR-Nevada shall, for all purposes of the laws of the State of Nevada and Colorado, be deemed to be the same entity as SDGR-Colorado. Upon the Effective Time, all of the rights, privileges and powers of SDGR-Colorado, and all property, real, personal and mixed, and all debts due to SDGR-Colorado, as well as all other things and causes of action belonging to SDGR-Colorado, shall remain vested in SDGR-Nevada and shall be the property of SDGR-Nevada and the title to any real property vested by deed or otherwise in SDGR-Colorado shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of SDGR-Colorado shall be preserved unimpaired, and all debts, liabilities and duties of SDGR-Colorado shall remain attached to SDGR-Nevada and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Nevada corporation. The rights, privileges, powers and interests in property of SDGR-Colorado, as well as the debts, liabilities and duties of SDGR-Colorado, shall be deemed, as a consequence of the Conversion, to have been transferred to SDGR-Nevada for any purpose of the laws of the State of Nevada. The Conversion shall not be deemed to affect any obligations or liabilities of SDGR-Colorado incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. SDGR-Colorado shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of SDGR-Colorado and shall constitute a continuation of the existence of SDGR-Colorado in the form of a Nevada corporation. SDGR-Nevada is the same entity as SDGR-Colorado.

3. Effective Time. Provided that this Plan has not been terminated or deferred pursuant to Section 12 hereof, the Conversion shall be effected as soon as practicable after the shareholders of SDGR-Colorado have approved this Plan and the shareholders of SDGR-Colorado whose consent of the Conversion was not solicited by SDGR-Colorado have received notice of such approval in accordance with applicable law. Subject to the foregoing, unless another date and time is specified, the Conversion shall be effective upon (a) the filing with the Secretary of State of the State of Colorado of a duly executed Statement of Conversion meeting the requirements of CRS and (b) the filing with the Secretary of State of the State of Nevada of (i) a duly executed Certificate of Conversion meeting the requirements of NRS, and (ii) a duly executed Articles of Incorporation of SDGR-Nevada in the form specified below (the “Effective Time”).

4. Governance and Other Matters Related to SDGR-Nevada.

(a) Articles of Incorporation. At the Effective Time, the Articles of Incorporation of SDGR-Nevada shall be as set forth in Exhibit C attached hereto (the “Articles of Incorporation”) and shall be filed with the Secretary of State of the State of Nevada.

(b) Bylaws. At the Effective Time, the Bylaws of SDGR-Nevada shall be as set forth in Exhibit D attached hereto (the “Bylaws”), and shall be adopted as such by the Board of Directors of SDGR-Nevada. Thereafter, the Bylaws may be amended by the Board of Directors or stockholders of SDGR-Nevada as provided in the Bylaws and, as applicable, the Articles of Incorporation.

8

(c) Directors and Officers. The members of the Board of Directors and the officers of SDGR-Colorado immediately prior to the Effective Time shall continue in office following the Effective Time as directors and officers of SDGR-Nevada, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, SDGR-Nevada and its Board of Directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

5. Effect of the Conversion on the Common Stock of SDGR-Colorado. Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of SDGR-Colorado, SDGR-Nevada or any shareholder or stockholder thereof, respectively, each share of common stock, $0.001 par value per share, of SDGR-Colorado (the “SDGR-Colorado Common Stock”), shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of SDGR-Nevada (the “SDGR-Nevada Common Stock”), and automatically by virtue of the Conversion and without any further action on the part of SDGR-Colorado, SDGR-Nevada or any shareholder or stockholder thereof, respectively, each share of preferred stock, $0.001 par value per share, of SDGR-Colorado (the “SDGR-Colorado Preferred Stock”), shall convert into one validly issued, fully paid and nonassessable share of preferred stock, par value $0.001 per share, of SDGR-Nevada (the “SDGR-Nevada Preferred Stock”). SDGR-Nevada shall not issue fractional shares with respect to the Conversion. Any fractional share of SDGR-Nevada Common Stock or SDGR-Nevada Preferred Stock that would otherwise be issued as a result of the Conversion will be rounded up to the nearest whole share. Following the Effective Time, all SDGR-Colorado Common Stock and SDGR-Colorado Preferred Stock shall remain outstanding, but as SDGR-Nevada Common Stock and SDGR-Nevada Preferred Stock, and each holder of SDGR-Colorado Common Stock and SDGR-Colorado Preferred Stock shall retain any rights with respect thereto, but as SDGR-Nevada Common Stock and SDGR-Nevada Preferred Stock.

6. Stock Certificates. From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of SDGR-Colorado Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of SDGR-Nevada Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of SDGR-Nevada or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to SDGR-Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of SDGR-Nevada evidenced by such outstanding certificate as provided above.

7. Employee Benefit and Compensation Plans. At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan, stock option agreement and other similar plans and agreements to which SDGR-Colorado is then a party shall be automatically assumed by, and continue to be the plan of, SDGR-Nevada, without further action by SDGR-Colorado or SDGR-Nevada or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, stock option agreement or other similar plan provides for the issuance or purchase of, or otherwise relates to, SDGR-Colorado Common Stock, after the Effective Time, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the SDGR-Nevada Common Stock.

8. Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, SDGR-Nevada shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a Nevada corporation.

9. Further Assurances. If, at any time after the Effective Time, SDGR-Nevada shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in SDGR-Nevada its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of SDGR-Colorado, or to otherwise carry out the purposes of this Plan, SDGR-Nevada and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of SDGR-Colorado, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of SDGR-Colorado, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in SDGR-Nevada its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of SDGR-Colorado, or to otherwise carry out the purposes of this Plan and the Conversion.

10. Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of SDGR-Colorado and, upon the Effective Time, by the Board of Directors of SDGR-Nevada, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of SDGR-Colorado or SDGR-Nevada, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

9

11. Amendment. This Plan may be amended or modified by the Board of Directors of SDGR-Colorado at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Plan by the shareholders of SDGR-Colorado shall not alter or change (a) the amount or kind of shares or other securities to be received by the shareholders hereunder, (b) any term of the Articles of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the NRS, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of SDGR-Colorado.

12. Termination or Deferral. At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of SDGR-Colorado, notwithstanding the approval of this Plan by the shareholders of SDGR-Colorado, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of SDGR-Colorado, such action would be in the best interest of SDGR-Colorado and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of SDGR-Colorado or its Board of Directors or shareholders with respect thereto.

13. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

14. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

IN WITNESS WHEREOF, Standard Gold, Inc., a Colorado corporation, has caused this Plan to be executed by its duly authorized representative as of the date first written above.

Standard Gold, Inc.

By: /s/ Sharon Ullman

Name: Sharon Ullman

Title: Chief Executive Officer

10

Exhibit C

Nevada Articles of Incorporation

ARTICLES OF INCORPORATION OF

STANDARD GOLD, INC.

KNOW ALL MEN BY THESE PRESENTS:  That the undersigned, being a natural person of the age of eighteen years or more, does hereby sign, verify and deliver to the Secretary of State of the State of Nevada, pursuant to N.R.S. Chapter 78, these Articles of Incorporation (referenced herein as the “Articles of Incorporation”):

ARTICLE I NAME

The name of the Corporation shall be Standard Gold, Inc.

ARTICLE II PERIOD OF DURATION

The Corporation shall exist in perpetuity from and after the date of filing of the original Articles of Incorporation with the Secretary of State of the State of Nevada unless dissolved according to law.

ARTICLE III PURPOSES AND POWERS

1.            Purposes.  Except as restricted by these Articles of Incorporation, the Corporation is organized for the purpose of transacting all lawful business for which corporations may be incorporated pursuant to the Nevada Revised Statutes.

2.            General Powers.  Except as restricted by these Articles of Incorporation, the Corporation shall have and may exercise all powers and rights which a corporation may exercise legally pursuant to the Nevada Revised Statutes.

3.            Issuance of Shares.  The board of directors of the Corporation may divide and issue any class of stock of the Corporation in series pursuant to a resolution properly filed with the Secretary of State of Nevada.

ARTICLE IV CAPITAL STOCK

1.            Authorized Capital Stock.  The aggregate number of shares which this Corporation shall have authority to issue is Five Hundred Fifty Million (550,000,000), $.001 par value each, of which Five Hundred Million (500,000) shall be designated “Common Stock” and Fifty Million (50,000,000) shall be designated “Preferred Stock” and which may be issued in one or more series at the discretion of the Board of Directors.  Of such authorized shares of Preferred Stock, Ten Million (10,000,000) shares of $.001 par value each, with an original issue price of $1.00 per share (the “Original Issue Price”), shall be designated “Series A Preferred Stock.”  In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof.  All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Nevada Revised Statutes.

2.            Designation of Series A Preferred Shares. The shares of the series of preferred stock created and authorized by this Designation shall be designated “Series A Preferred Stock” (the “Series A Preferred Stock”). The total number of authorized shares constituting the Series A Preferred Stock shall be Ten Million (10,000,000) shares. The number of shares constituting this series of preferred stock of the Corporation may be increased or decreased at any time, from time to time, in accordance with applicable law up to the maximum number of shares of preferred stock authorized under the Articles, less all shares at the time authorized of any other series of preferred stock of the Corporation; provided, however, that no decrease shall reduce the number of shares of this series to a number less than that of the then-outstanding shares of Series A Preferred Stock. The stated par value of the Series A Preferred Stock shall be One Dollar ($1.00) per share. Shares of the Series A Preferred Stock shall be dated the date of issue.

3.            Liquidation Rights and Rights on Dissolution. The Series A Preferred Stock has a liquidation preference of Ten Million Dollars ($10,000,000.00), payable only upon certain liquidity events or upon achievement of a market value of our equity equaling Two Hundred Million Dollars ($200,000,000.00) or more.

Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, first pro rata to the holders of the Series A Preferred Stock in an amount equal to the Liquidation Value (as described below); then, to any other series of Preferred Stock, until an amount to be determined by a resolution of the Board of Directors prior to issuances of such Preferred Stock, has been distributed per share, and, then, the remainder pro rata to the holders of the Common Stock.

11

Upon the occurrence of any Liquidation Event (as defined below), each holder of Series A Preferred Stock will receive a payment equal to the Original Issue Price for each share of Series A Preferred Stock held by such holder (the “Liquidation Value”). A “Liquidation Event” will have occurred when:

•	The Corporation has an average market capitalization (calculated by adding the value of all outstanding shares of Common Stock valued at the Corporation’s closing sale price on the OTCBB or other applicable bulletin board or exchange, plus the value of the outstanding Series A Preferred Stock at the Original Issues Price per share) of Two Hundred Million Dollars ($200,000,000.00) or more over any Ninety (90) day period. The holders of the Series A Preferred Stock would have the right, for Thirty (30) days after the end of such qualifying Ninety (90) day measurement period, to require the Corporation to purchase the Series A Preferred Stock for an amount equal to the Liquidation Value.

•	Any Liquidity Event in which the Corporation receives proceeds of Fifty Million Dollars ($50,000,000.00) or more. For purposes hereof, a “Liquidity Event” means any (a) liquidation, dissolution or winding up of the Corporation; (b) acquisition of the Corporation by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, share exchange, share purchase or consolidation) provided that the applicable transaction shall not be deemed a liquidation unless the Corporation’s stockholders constituted immediately prior to such transaction hold less than Fifty Percent (50%) of the voting power of the surviving or acquiring entity; or (c) the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries.

Written notice of any Liquidation Event (the “Liquidation Notice”) shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents, not less than Five (5) days prior to the anticipated payment date state therein, to the holders of record of Series A Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The Liquidation Notice shall state (i) the anticipated payment date, and (ii) the total Liquidation Value available for distribution to Series A Preferred Stock shareholders upon the occurrence of the Liquidation Event.

3. Redemption. The Series A Preferred Stock may be redeemed in whole or in part as determined by a resolution of the Board of Directors at any time, at a price equal to the Liquidation Value.

4. Voting Rights. Shares of Series A Preferred Stock shall have no rights to vote on any matter submitted to a vote of shareholders, except as required by law, in which case each share of Series A Preferred Stock shall be entitled to one vote. Any other shares of Preferred Stock shall only be entitled to such vote as is determined by the Board of Directors prior to the issuance of such stock, except as required by law, in which case each share of Preferred Stock shall be entitled to one vote.

5. Conversion Rights. Holders of Series A Preferred Stock will have no right to convert such shares into any other equity securities of the Corporation. Holders of shares of any other series of Preferred Stock may be granted the right to convert such Preferred Stock to Common Stock of the Corporation on such terms as may be determined by the Board of Directors prior to issuance of such Preferred Stock.

ARTICLE V TRANSACTIONS WITH INTERESTED DIRECTORS

No contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

(a)           The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

(b)           The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(c)           The contract or transaction is fair and reasonable to the corporation.

12

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction.

ARTICLE VI CORPORATE OPPORTUNITY

The officers, directors and other members of management of this Corporation shall be subject to the doctrine of “corporate opportunities” only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined from time to time by this Corporation’s board of directors as evidenced by resolutions appearing in the Corporation’s minutes.  Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors, and other members of management of this Corporation shall be disclosed promptly to this Corporation and made available to it.  The board of directors may reject any business opportunity presented to it and thereafter any officer, director or other member of management may avail himself of such opportunity.  Until such time as this Corporation, through its board of directors, has designated an area of interest, the officers, directors and other members of management of this Corporation shall be free to engage in such areas of interest on their own and this doctrine shall not limit the rights of any officer, director or other member of management of this Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation.  This provision shall not be construed to release any employee of this Corporation (other than an officer, director or member of management) from any duties which he may have to this Corporation.

ARTICLE VII INDEMNIFICATION

1.           The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interest of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

2.           The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another Corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation; but no identification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

3.           To the extent that a director, officer, employee, fiduciary or agent of the Corporation has been successful on the merits in defense of any action, suit, or proceeding referred to in this article or in defense of any claim, issue, or matter therein, he may be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

4.           Any indemnification under paragraph 1 or 2 of this article (unless ordered by a court) may be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, fiduciary or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said paragraphs 1 or 2.  Such determination shall be made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or, if such a quorum is not obtainable or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

5.           Expenses (including attorneys’ fees) incurred in defending a  civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding as authorized in paragraph 4 of this article upon receipt of an undertaking by or on behalf of the director, officer, employee, fiduciary or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this article.

13

6.           The indemnification provided by this article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent and shall inure to the benefit of heirs, executors, and administrators of such a person.

7.           The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another Corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this article.

8.           A unanimous vote of each class of shares entitled to vote shall be required to amend this article.

ARTICLE VIII AMENDMENTS

The Corporation reserves the right to amend its Articles of Incorporation from time to time in accordance with the Nevada Revised Statutes.

ARTICLE IX ADOPTION AND AMENDMENT OF BYLAWS

The initial Bylaws of the Corporation shall be adopted by its board of directors. Subject to repeal or change by action of the shareholders, the power to alter, amend or repeal the Bylaws or adopt new Bylaws shall be vested in the board of directors. The Bylaws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with law or these Articles of Incorporation.

ARTICLE X SHAREHOLDER ACTIONS WITHOUT A MEETING

Any Action required or otherwise permitted to be taken at a meeting of the shareholders may be taken without a meeting if the shareholders holding not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted thereon were present and voted consent to such action in writing.

____________________________

Incorporator

14

Exhibit D

Bylaws of Standard Gold, Inc., Nevada

BYLAWS OF

STANDARD GOLD, INC.

ARTICLE I

Offices

The principal office of the corporation shall be designated from time to time by the corporation and may be within or outside the State of Nevada.

The corporation may have such other offices, either within or outside Nevada, as the board of directors may designate or as the business of the corporation may require from time to time.

The registered office of the corporation required by the Nevada Revised Statutes to be maintained in Nevada may be, but need not be, identical with the principal office, and the address of the registered office may be changed from time to time by the board of directors.

ARTICLE II

Shareholders

Section 1. Annual Meeting. The annual meeting of the shareholders shall be held each year on a date and at a time fixed by the board of directors of the corporation (or by the president in the absence of action by the board of directors) for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors is not held on the day fixed as provided herein for any annual meeting of the shareholders, or any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as it may conveniently be held.

Section 2. Special Meetings. Unless otherwise prescribed by statute, special meetings of the shareholders may be called for any purpose by the president or by the board of directors. The president shall call a special meeting of the shareholders if the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting.

Section 3. Place of Meeting. The board of directors may designate any place, either within or outside Nevada, as the place for any annual meeting or any special meeting called by the board of directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or outside Nevada, as the place for such meeting. If no designation is made, or if a special meeting is called other than by the board, the place of meeting shall be the principal office of the corporation.

Section 4. Notice of Meeting. Written notice stating the place, date, and hour of the meeting shall be given not less than ten nor more than sixty days before the date of the meeting, except that (i) if the number of authorized shares is to be increased, at least thirty days’ notice shall be given, or (ii) any other longer notice period is required by Chapter 78 of the Nevada Revised Statutes. The secretary shall be required to give such notice only to shareholders entitled to vote at the meeting except as otherwise required by the Nevada Revised Statutes.

Notice of a special meeting shall include a description of the purpose or purposes of the meeting. Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except the purpose or purposes shall be stated with respect to (i) an amendment to the articles of incorporation of the corporation, (ii) a merger or share exchange in which the corporation is a party and, with respect to a share exchange, in which the corporation’s shares will be acquired, (iii) a sale, lease, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the property of the corporation or of another entity which this corporation controls, in each case with or without the goodwill, (iv) a dissolution of the corporation, (v) restatement of the articles of incorporation, or (vi) any other purpose for which a statement of purpose is required by the Nevada Revised Statutes. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, properly addressed to the shareholder at his address as it appears in the corporation’s current record of shareholders, with first class postage prepaid. If notice is given other than by mail, and provided that such notice is in a comprehensible form, the notice is given and effective on the date actually received by the shareholder.

15

If requested by the person or persons lawfully calling such meeting, the secretary shall give notice thereof at corporate expense. No notice need be sent to any shareholder if two successive notices mailed to the last known address of such shareholder have been returned as undeliverable until such time as another address for such shareholder is made known to the corporation by such shareholder. In order to be entitled to receive notice of any meeting, a shareholder shall advise the corporation in writing of any change in such shareholder’s mailing address as shown on the corporation’s books and records.

When a meeting is adjourned to another date, time or place, notice need not be given of the new date, time or place if the new date, time or place of such meeting is announced before adjournment at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business that may have been transacted at the original meeting. If the adjournment is for more than 120 days, or if a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting as of the new record date.

A shareholder may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such shareholder. Such waiver shall be delivered to the corporation for filing with the corporate records, but this delivery and filing shall not be conditions to the effectiveness of the waiver. Further, by attending a meeting either in person or by proxy, a shareholder waives objection to lack of notice or defective notice of the meeting unless the shareholder objects at the beginning of the meeting to the holding of the meeting or the transaction of business at the meeting because of lack of notice or defective notice. By attending the meeting, the shareholder also waives any objection to consideration at the meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

Section 5. Fixing of Record Date. For the purpose of determining shareholders entitled to (i) notice of or vote at any meeting of shareholders or any adjournment thereof, (ii) receive distributions or share dividends, (iii) demand a special meeting, or (iv) make a determination of shareholders for any other proper purpose, the board of directors may fix a future date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days, and, in case of a meeting of shareholders, not less than ten days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed by the directors, the record date shall be the day before the notice of the meeting is given to shareholders, or the date on which the resolution of the board of directors providing for a distribution is adopted, as the case maybe. When a determination of shareholders entitled to vote at any meeting of shareholders is made as provided in this section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 60 days after the date fixed for the original meeting. Unless otherwise specified when the record date is fixed, the time of day for such determination shall be as of the corporation’s close of business on the record date.

Notwithstanding the above, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the corporation. The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called.

Section 6. Voting Lists. After a record date is fixed for a shareholders’ meeting, the secretary shall make, at the earlier of ten days before such meeting or two business days after notice of the meeting has been given, a complete list of the shareholders entitled to be given notice of such meeting or any adjournment thereof. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be in alphabetical order within each class or series, and shall show the address of and the number of shares of each class or series held by each shareholder. For the period beginning the earlier of ten days prior to the meeting or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the principal office of the corporation, or at a place (which shall be identified in the notice) in the city where the meeting will be held. Such list shall be available for inspection on written demand by any shareholder (including for the purpose of this Section 6 any holder of voting trust certificates) or his agent or attorney during regular business hours and during the period available for inspection. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

Any shareholder, his agent or attorney may copy the list during regular business hours and during the period it is available for inspection, provided (1) the shareholder has been a shareholder for at least three months immediately preceding the demand or holds at least five percent of all outstanding shares of any class of shares as of the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding shareholder’s interest as a shareholder, (iii) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect, (iv) the records are directly connected with the described purpose, and (v) the shareholder pays a reasonable charge covering the costs of labor and material for such copies, not to exceed the estimated cost of production and reproduction.

16

Section 7. Recognition Procedure for Beneficial Owners. The board of directors may adopt by resolution a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The resolution may set forth (i) the types of nominees to which it applies, (ii) the rights or privileges that the corporation will recognize in a beneficial owner, which may include rights and privileges other than voting, (iii) the form of certification and the information to be contained therein, (iv) if the certification is with respect to a record date, the tune within which the certification must be received by the corporation, (v) the period for which the nominee’s use of the procedure is effective, and (vi) such other provisions with respect to the procedure as the board deems necessary or desirable. Upon receipt by the corporation of a certificate complying with the procedure established by the board of directors, the persons specified in the certification shall be deemed, for then purpose or purposes set forth in the certification, to be the registered holders of the number of shares specified in place of the shareholder making the certification.

Section 8. Quorum and Manner of Acting. A majority of the votes entitled to be cast on a matter by a voting group represented in person or by proxy, shall constitute a quorum of that voting group for action on the matter. If less than a majority of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 60 days for any one adjournment. If a quorum is present at such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting.

If a quorum exists, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater number or voting by classes is required by law or the articles of incorporation.

Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. The proxy appointment form or similar writing shall be filed with the secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.

Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy maybe substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

Revocation of a proxy does not affect the right of the corporation to accept the proxy’s authority unless (i) the corporation had notice that the appointment was coupled with an interest and notice that such interest is extinguished is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment, or (ii) other notice of the revocation of the appointment is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Other notice of revocation may, in the discretion of the corporation, be deemed to include the appearance at a shareholders’ meeting of the shareholder who granted the proxy and his voting in person on any matter subject to a vote at such meeting.

The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy’s authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

The corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder (including a shareholder who is a successor to the shareholder who granted the proxy) either personally or by his attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment.

Subject to Section 11 and any express limitation on the proxy’s authority appearing on the appointment form, the corporation is entitled to accept the proxy’s vote or other action as that of the shareholder making the appointment.

Section 10. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the articles of incorporation as permitted by the Nevada Revised Statutes.

Cumulative voting shall not be permitted in the election of directors or for any other purpose. With respect to the election of directors, each record holder of stock shall be entitled to vote all of the shareholders’ votes for as many persons as there are directors to be elected and for whose election the shareholder has the right to vote. At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the board of directors.

17

Except as otherwise ordered by a court of competent jurisdiction upon a finding that the purpose of this Section would not be violated in the circumstances presented to the court, the shares of the corporation are not entitled to be voted if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation except to the extent the second corporation holds the shares in a fiduciary capacity.

Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

Section 11. Corporation’s Acceptance of Votes. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver, proxy appointment or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and to give it effect as the act of the shareholder if.

(i)	the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

(ii)	the name signed purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

(iii)	the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

(iv)	the name signed purports to be that of a pledgee, beneficial owner or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory’s authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

(v)	two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries, and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or

(vi)	the acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with this Section 11.

The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the shareholder.

Neither the corporation nor its officers nor any agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section is liable in damages for the consequences of the acceptance or rejection.

Section 12. Informal Action by Shareholders. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing. No action taken pursuant to this Section 12 shall be effective unless, within sixty days after the date the corporation first receives a writing describing and consenting to the action and signed by a shareholder, the corporation has received writings that describe and consent to the action, signed by shareholders holding at least the number of shares entitled to vote on the action as required by this Section 12. The receipt of any such writing by the corporation may be by electronically transmitted facsimile or other form of wire or wireless communication providing the corporation with a complete copy thereof, including a copy of the signature thereto. Action taken under this Section 12 is effective as of the date the last writing necessary to effect the action is received by the corporation, unless all of the writings specify a different effective date, in which case such specified date shall be the effective date for such action. Action taken under this Section 12 has the same effect as action taking at a meeting of shareholders and may be described as such in any document. If not otherwise fixed pursuant to Section 5, the record date for determining shareholders entitled to take action without a meeting is the date the corporation first receives a writing upon which the action is taken. Any shareholder who has signed a writing describing and consenting to action taken pursuant to this Section 12 may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder’s prior consent thereto is revoked, if such writing is received by the corporation before the effectiveness of the action. If action is taken under this Section 12 with less than unanimous consent of all shareholders entitled to vote upon the action, the corporation or shareholders taking the action shall, upon receipt by the corporation of all writings necessary to effect the action, give notice of the action to all shareholder who were entitled to vote upon the action but who have not consent to the action in the manner provided in this Section 12. The notice shall contain or be accompanied by the same material, if any, that would have been required to be given to shareholders in or with a notice of the meeting at which the action would have been submitted to the shareholders.

18

Section 13. Meetings by Telecommunication. Any or all of the shareholders may participate in an annual or special shareholders’ meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

ARTICLE III

Board of Directors

Section 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its board of directors, except as otherwise provided in the Nevada Revised Statutes or the articles of incorporation.

Section 2. Number, Qualifications and Tenure. The number of directors of the corporation shall be fixed from time to time by the board of directors, within a range of no less than one or more than nine, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. A director shall be a natural person who is eighteen years of age or older. A director need not be a resident of Nevada or a shareholder of the corporation.

Directors shall be elected at each annual meeting of shareholders. Each director shall hold office until the next annual meeting of shareholders following his election and thereafter until his successor shall have been elected and qualified. Any director may be removed by the shareholders of the voting group that elected the director, with or without cause, at a meeting called for that purpose. The notice of the meeting shall state that the purpose or one of the purposes of the meeting is removal of the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

Section 3. Vacancies. Any director may resign at any time by giving written notice to the secretary. Such resignation shall take effect at the time the notice is received by the secretary unless the notice specifies a later effective date. Unless otherwise specified in the notice of resignation, the corporation’s acceptance of such resignation shall not be necessary to make it effective. Any vacancy on the board of directors may be filled by the affirmative vote of a majority of the board of directors. The director shall hold office until the next annual shareholders meeting at which directors are elected.

Section 4. Regular Meetings. A regular meeting of the board of directors shall be held without notice immediately after and at the same place as the annual meeting of shareholders. The board of directors may provide by resolution the time and place, either within or outside Nevada, for the holding of additional regular meetings without other notice.

Section 5. Special Meetings. Special meetings of the board of directors may be called by or at the request of the president or any one (1) of the directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside Nevada, as the place for holding any special meeting of the board of directors called by them, provided that no meeting shall be called outside the State of Nevada unless a majority of the board of directors has so authorized.

Section 6. Notice. Notice of the date, time and place of any special meeting shall be given to each director at least 24 hours prior to the proposed time of the meeting by written notice either personally delivered or mailed to each director at his business address, or by notice transmitted by private courier, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of (i) five days after such notice is deposited in the United States mail, properly addressed, with first class postage prepaid, or (ii) the date shown on the return receipt, if mailed by registered or certified mail return receipt requested, provided that the return receipt is signed by the director to whom the notice is addressed. If notice is given by telex, electronically transmitted facsimile, email or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent, and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, email, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case may be.

19

A director may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions to the effectiveness of the waiver. Further, a director’s attendance at or participation in a meeting waives any required notice to him of the meeting unless at the beginning of the meeting, or promptly upon his later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting. Neither the business to he transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

Section 7. Quorum. A majority of the number of directors fixed by the board of directors pursuant to Article III , Section 7 or, if no number is fixed, a majority of the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business at any meeting of the board of directors.

Section 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

Section 9. Compensation. By resolution of the board of directors, any director may be paid any one or more of the following: his expenses, if any, of attendance at meetings, a fixed sutra for attendance at each meeting, a stated salary as director, or such other compensation as the corporation and the director may reasonably agree upon. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 10. Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors or committee of the hoard at which action on any corporate matter is taken shall be presumed to have assented to all action taken at the meeting unless (i) the director objects at the beginning of the meeting, or promptly upon his arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting, (ii) the director contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the minutes of the meeting, or (iii) the director causes written notice of his dissent or abstention as to any specific action to be received by the presiding officer of the meeting before its adjournment or by the secretary promptly after the adjournment of the meeting. A director may dissent to a specific action at a meeting, while assenting to others. The right to dissent to a specific action taken at a meeting of the board of directors or a committee of the board shall not be available to a director who voted in favor of such action.

Section 11. Committees. By resolution adopted by a majority of all the directors in office when the action is taken, the board of directors may designate from among its members an executive committee and one or more other committees, and appoint one or more members of the board of directors to serve on them. To the extent provided in the resolution, each committee shall have all the authority of the board of directors, except that no such committee shall have the authority to (i) authorize distributions, (ii) approve or propose to shareholders actions or proposals required by the Nevada Revised Statutes to be approved by shareholders, (iii) fill vacancies on the board of directors or any committee thereof, (iv) amend articles of incorporation, (v) adopt, amend or repeal the bylaws, (vi) approve a plan of merger not requiring shareholder approval, (vii) authorize or approve the reacquisition of shares unless pursuant to a formula or method prescribed by the board of directors, or (viii) authorize or approve the issuance or sale of shares, or contract for the sale of shares or determine the designations and relative rights, preferences and limitations of a class or series of shares, except that the board of directors may authorize a committee or officer to do so within limits specifically prescribed by the board of directors. The committee shall then have full power within the limits set by the board of directors to adopt any final resolution setting forth all preferences, limitations and relative rights of such class or series and to authorize an amendment of the articles of incorporation stating the preferences, limitations and relative rights of a class or series for filing with the Secretary of State under the Nevada Revised Statutes.

Sections 4, 5, 6, 7, 8 or 12 of Article III, which govern meetings, notice, waiver of notice, quorum, voting requirements and action without a meeting of the board of directors, shall apply to committees and their members appointed under this Section 11.

Neither the designation of any such committee, the delegation of authority to such committee, nor any action by such committee pursuant to its authority shall alone constitute compliance by any member of the board of directors or a member of the committee in question with his responsibility to conform to the standard of care set forth in Article III , Section 14 of these bylaws.

Section 12. Informal Action by Directors. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the board of directors may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by a majority of the directors entitled to vote with respect to the action taken. Such consent shall have the same force and effect as a unanimous vote of the directors or committee members and may be stated as such in any document. Unless the consent specifies a different effective time or date, action taken under this Section 12 is effective at the time or date the last director signs a writing describing the action taken, unless, before such time, any director has revoked his consent by a writing signed by the director and received by the president or the secretary of the corporation.

20

Section 13. Telephonic Meetings. The board of directors may permit any director (or any member of a committee designated by the board) to participate in a regular or special meeting of the board of directors or a committee thereof through the use of any means of communication by which all directors participating in the meeting can hear each other during the meeting. A director participating in a meeting in this manner is deemed to be present in person at the meeting.

Section 14. Standard of Care. A director shall perform his duties as a director, including without limitation his duties as a member of any committee of the board, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by the persons herein designated. However, he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A director shall not be liable to the corporation or its shareholders for any action he takes or omits to take as a director if, in connection with such action or omission, he performs his duties in compliance with this Section 14.

The designated persons on whom a director is entitled to rely are (i) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountant, or other person as to matters which the director reasonably believes to be within such person’s professional or expert competence, or (iii) a committee of tire board of directors on which the director does not serve if the director reasonably believes the committee merits confidence.

ARTICLE IV

Officers and Agents

Section 1. General. The officers of the corporation may be a president, a secretary and a treasurer, and may also include one or more vice presidents, each of which officer shall be appointed by the board of directors and shall be a natural person eighteen years of age or older. One person may hold more than one office. The board of directors or an officer or officers so authorized by the board may appoint such other officers, assistant officers, committees and agents, including a chairman of the board, assistant secretaries and assistant treasurers, as they may consider necessary. Except as expressly prescribed by these bylaws, the board of directors or the officer or officers authorized by the board shall from time to time determine the procedure for the appointment of officers, their authority and duties and their compensation, provided that the board of directors may change the authority, duties and compensation of any officer who is not appointed by the board.

Section 2. Appointment and Term of Office. The officers of the corporation to be appointed by the board of directors shall be appointed at each annual meeting of the board held after each annual meeting of the shareholders. If the appointment of officers is not made at such meeting or if an officer or officers are to be appointed by another officer or officers of the corporation, such appointments shall be made as determined by the board of directors or the appointing person or persons. Each officer shall hold office until the first of the following occurs: his successor shall have been duly appointed and qualified, his death, his resignation, or his removal in the manner provided in Section 3.

Section 3. Resignation and Removal. An officer may resign at any time by giving written notice of resignation to the president, secretary or other person who appoints such officer. The resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date.

Any officer or agent may be removed at any time with or without cause by the board of directors or an officer or officers authorized by the board. Such removal does not affect the contract rights, if any, of the corporation or of the person so removed. The appointment of an officer or agent shall not in itself create contract rights.

Section 4. Vacancies. A vacancy in any office, however occurring, may be filled by the board of directors, or by the officer or officers authorized by the board, for the unexpired portion of the officer’s term. If an officer resigns and his resignation is made effective at a later date, the board of directors, or officer or officers authorized by the board, may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the board of directors or officer or officers authorized by the board provide that the successor shall not take office until the effective date. In the alternative, the board of directors, or officer or officers authorized by the board of directors, may remove the officer at any time before the effective date and may fill the resulting vacancy.

21

Section 5. President. The president or any other officer appointed by the president to do so, shall preside at all meetings of shareholders and all meetings of the board of directors unless the board of directors has appointed a chairman, vice chairman, or other officer of the board and has authorized such person to preside at meetings of the board of directors. Subject to the direction and supervision of the board of directors, the president shall be the chief executive officer of the corporation, and shall have general and active control of its affairs and business and general supervision of its officers, agents and employees. Unless otherwise directed by the board of directors, the president shall attend in person or by substitute appointed by him, or shall execute on behalf of the corporation written instruments appointing a proxy or proxies to represent the corporation, at all meetings of the stockholders of any other corporation in which the corporation holds any stock. On behalf of the corporation, the president may in person or by substitute or by proxy execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the president, in person or by substitute or proxy, may vote the stock held by the corporation, execute written consents and other instruments with respect to such stock, and exercise any and all rights and powers incident to the ownership of said stock, subject to the instructions, if any, of the board of directors. The president shall have custody of the treasurer’s bond, if any. The president shall have such additional authority and duties as are appropriate and customary for the office of president and chief executive officer, except as the same may be expanded or limited by the board of directors from time to time.

Section 6. Vice Presidents. The vice presidents shall assist the president and shall perform such duties as may be assigned to there by the president or by the board of directors. In the absence of the president, the vice president, if any (or, if more than one, the vice presidents in the order designated by the board of directors, or if the board makes no such designation, then the vice president designated by the president, or if neither the board nor the president makes any such designation, the senior vice president as determined by first election to that office), shall have the powers and perform the duties of the president.

Section 7. Secretary. The secretary shall (i) prepare and maintain as permanent records the minutes of the proceedings of the shareholders and the board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation, and a record of all waivers of notice of meetings of shareholders and of the board of directors or any committee thereof, (ii) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law, (iii) serve as custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the board of directors, (iv) keep at the corporation’s registered office or principal place of business a record containing the names and addresses of all shareholders in a form that permits preparation of a list of shareholders arranged by voting group and by class or series of shares within each voting group, that is alphabetical within each class or series and that shows the address of, and the number of shares of each class or series held by, each shareholder, unless such a record shall be kept at the office of the corporation’s transfer agent or registrar, (v) maintain at the corporation’s principal office the originals or copies of the corporation’s articles of incorporation, bylaws, minutes of all shareholders’’ meetings and records of all action taken by shareholders without a meeting for the past three years, all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group, a list of the names and business addresses of the current directors and officers, a copy of the corporation’s most recent corporate report filed with the Secretary of State, and financial statements showing in reasonable detail the corporation’s assets and liabilities and results of operations for the last three years, (vi) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent, (vii) authenticate records of the corporation, and (viii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary. The directors and/or shareholders may however respectively designate a person other than the secretary or assistant secretary to keep the minutes of their respective meetings.

Any books, records, or minutes of the corporation may be in written form or in any form capable of being converted into written form within a reasonable time.

Section 8. Treasurer. The treasurer shall be the principal financial officer of the corporation, shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and shall deposit the same in accordance with the instructions of the board of directors. Subject to the limits imposed by the board of directors, he shall receive and give receipts and acquittances for money paid in on account of the corporation, and shall pay out of the corporation’s funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity. He shall perform all other duties incident to the office of the treasurer and, upon request of the board, shall make such reports to it as may be required at any time. He shall, if required by the board, give the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. He shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or the president. The assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.

The treasurer shall also be the principal accounting officer of the corporation. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account as required by the Nevada Revised Statutes, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations.

22

ARTICLE V

Stock

Section 1. Certificates. The board of directors shall be authorized to issue any of its classes of shares with or without certificates. The fact that the shares are not represented by certificates shall have no effect on the rights and obligations of shareholders. If the shares are represented by certificates, such shares shall be represented by consecutively numbered certificates signed, either manually or by facsimile, in the name of the corporation by the president. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nonetheless be issued by the corporation with the same effect as if he were such officer at the date of its issue. All certificates shall be consecutively numbered, and the names of the owners, the number of shares, and the date of issue shall be entered on the books of the corporation. Each certificate representing shares shall state upon its face:

(i)	That the corporation is organized under the laws of Nevada;

(ii)	The name of the person to whom issued;

(iii)	The number and class of the shares and the designation of the series, if any, that the certificate represents;

(iv)	The par value, if any, of each share represented by the certificate;

(v)	Any restrictions imposed by the corporation upon the transfer of the shares represented by the certificate.

If shares are not represented by certificates, within a reasonable time following the issue or transfer of such shares, the corporation shall send the shareholder a complete written statement of all of the information required to be provided to holders of uncertificated shares by the Nevada Revised Statutes.

Section 2. Consideration for Shares. Certificated or uncertificated shares shall not be issued until the shares represented thereby are fully paid. The board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed or other securities of the corporation.  When the corporation receives the consideration for which the board of directors authorized the issuance of shares, the shares issued therefor are fully paid. The corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make any other arrangements to restrict the transfer of the shares. The corporation may credit distributions made for the shares against their purchase price, until the services are performed, the benefits are received or the promissory note is paid. If the services are not performed, the benefits are not received or the promissory note is not paid, the shares escrowed or restricted and the distributions credited may be cancelled in whole or in part.

Section 3. Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as the board may prescribe. The board of directors may in its discretion require an affidavit of lost certificate and/or a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

Section 4. Transfer of Shares. Upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and receipt of such documentary stamps as may be required by law and evidence of compliance with all applicable securities laws and other restrictions, the corporation shall issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock books of the corporation, which shall be kept at its principal office or by the person and at the place designated by the board of directors.

Except as otherwise expressly provided in Article II , Section 7 and Section 11, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person.

Section 5. Transfer Agent, Registrars and Paying Agents. The board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Nevada. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

23

ARTICLE VI

Indemnification of Certain Persons

Section 1. Indemnification. For purposes of Article VI, a “Proper Person” means any person (including the estate or personal representative of a director) who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, or other enterprise or employee benefit plan. The corporation shall indemnify any Proper Person against reasonably incurred expenses (including attorneys’ fees), judgments, penalties, fines (including any excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding if it is determined by the groups set forth in Section 4 of this Article that he conducted himself in good faith and that he reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporation’s best interests, or (ii) in all other cases (except criminal cases), that his conduct was at least not opposed to the corporation’s best interests, or (iii) in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. Official capacity means, when used with respect to a director, the office of director and, when used with respect to any other Proper Person, the office in a corporation held by the officer or the employment, fiduciary or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation.

Official capacity does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement in (ii) of this Section 1. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirement of this section that he conduct himself in good faith.

No indemnification shall be made under this Article VI to a Proper Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of a corporation in which the Proper Person was adjudged liable to the corporation or in connection with any proceeding charging that the Proper Person derived an improper personal benefit, whether or not involving action in an official capacity, in which he was adjudged liable on the basis that he derived an improper personal benefit. Further, indemnification under this section in connection with a proceeding brought by or in the right of the corporation shall be limited to reasonable expenses, including attorneys’ fees, incurred in connection with the proceeding.

Section 2. Right to Indemnification. The corporation shall indemnify any Proper Person who was wholly successful, on the merits or otherwise, in defense of any action, suit, or proceeding as to which he was entitled to indemnification under Section 1 of this Article VI against expenses (including attorneys’ fees) reasonably incurred by him in connection with the proceeding without the necessity of any action by the corporation other than the determination in good faith that the defense has been wholly successful.

Section 3. Effect of Termination of Action. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person seeking indemnification did not meet the standards of conduct described in Section 1 of this Article VI. Entry of a judgment by consent as part of a settlement shall not be deemed an adjudication of liability, as described in Section 2 of this Article VI.

Section 4. Groups Authorized to Make Indemnification Determination. Except where there is a right to indemnification as set forth in Section 1 or Section 2 of this Article or where indemnification is ordered by a court in Section 5, any indemnification shall be made by the corporation only as determined in the specific case by a proper group that indemnification of the Proper Person is permissible under the circumstances because he has met the applicable standards of conduct set forth in Section 1 of this Article. This determination shall be made by the board of directors by a majority vote of those present at a meeting at which a quorum is present, which quorum shall consist of directors not parties to the proceeding (“Quorum”). If a Quorum cannot be obtained, the determination shall be made by a majority vote of a committee of the board of directors designated by the board, which committee shall consist of two or more directors not parties to the proceeding, except that directors who are parties to the proceeding may participate in the designation of directors for the committee. If a Quorum of the board of directors cannot be obtained and the committee cannot be established, or even if a Quorum is obtained or the committee is designated and a majority of the directors constituting such Quorum or committee so directs, the determination shall be made by (i) independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in this Section 4 or, if a Quorum of the full board of directors cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board (including directors who are parties to the action) or (ii) a vote of the shareholders.

24

Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 5. Court-Ordered Indemnification. Any Proper Person may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction for mandatory indemnification under Section 2 of this Article, including indemnification for reasonable expenses incurred to obtain court-ordered indemnification. If a court determines that the Proper Person is entitled to indemnification under Section 2 of this Article, the court shall order indemnification, including the Proper Person’s reasonable expenses incurred to obtain court-ordered indemnification. If the court determines that such Proper Person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standards of conduct set forth in Section 1 of this Article or was adjudged liable in the proceeding, the court may order such indemnification as the court deems proper except that if the Proper Person has been adjudged liable, indemnification shall be limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 6. Advance of Expenses. Reasonable expenses (including attorneys’ fees) incurred in defending an action, suit or proceeding as described in Section 1 may be paid by the corporation to any Proper Person in advance of the final disposition of such action, suit or proceeding upon receipt of (i) a written affirmation of such Proper Person’s good faith belief that he has met the standards of conduct prescribed by Section 1 of this Article VI, (ii) a written undertaking, executed personally or on the Proper Person’s behalf, to repay such advances if it is ultimately determined that he did not meet the prescribed standards of conduct (the undertaking shall be an unlimited general obligation of the Proper Person but need not be secured and may be accepted without reference to financial ability to make repayment), and (iii) a determination is made by the proper group (as described in Section 4 of this Article VI) that the facts as then known to the group would not preclude indemnification. Determination and authorization of payments shall be made in the same manner specified in Section 4 of this Article VI.

Section 7. Additional Indemnification to Certain Persons Other Than Directors. In addition to the indemnification provided to officers, employees, fiduciaries or agents because of their status as Proper Persons under this Article, the corporation may also indemnify and advance expenses to them if they are not directors of the corporation to a greater extent than is provided in these bylaws, if not inconsistent with public policy, and if provided for by general or specific action of its board of directors or shareholders or by contract.

Section 8. Witness Expenses. The sections of this Article VI do not limit the corporation’s authority to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he has not been made or named as a defendant or respondent in the proceeding.

Section 9. Report to Shareholders. Any indemnification of or advance of expenses to a director in accordance with this Article VI, if arising out of a proceeding by or on behalf of the corporation, shall be reported in writing to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

ARTICLE VII

Provision of Insurance

Section 1. Provision of Insurance. By action of the board of directors, notwithstanding any interest of the directors in the action, the corporation may purchase and maintain insurance, in such scope and amounts as the board of directors deems appropriate, on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who, while a director, officer, employee, fiduciary or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, other enterprise or employee benefit plan, against any liability asserted against, or incurred by, him in that capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Article VI or applicable law. Any such insurance may be procured from any insurance company designated by the board of directors of the corporation, whether such insurance company is formed under the laws of Nevada or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity interest or any other interest, through stock ownership or otherwise.

ARTICLE VIII

Miscellaneous

Section 1. Seal. The board of directors may adopt a corporate seal, which shall contain the name of the corporation and the words; “Seal, Nevada.”

25

Section 2. Fiscal Year. The fiscal year of the corporation shall be as established by the board of directors.

Section 3. Amendments. The board of directors shall have power, to the maximum extent permitted by the Nevada Revised Statutes, to make, amend and repeal the bylaws of the corporation at any regular or special meeting of the board unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The shareholders also shall have the power to make, amend or repeal the bylaws of the corporation at any annual meeting or at any special meeting called for that purpose.

Section 4. Receipt of Notices by the Corporation. Notices, shareholder writings consenting to action, and other documents or writings shall be deemed to have been received by the corporation when they are actually received: (1) at the registered office of the corporation in Nevada; (2) at the principal office of the corporation (as that office is designated in the most recent document filed by the corporation with the secretary of state for Nevada designating a principal office) addressed to the attention of the secretary of the corporation; (3) by the secretary of the corporation wherever the secretary may be found; or (4) by any other person authorized from time to time by the board of directors or the president to receive such writings, wherever such person is found.

Section 5. Gender. The masculine gender is used in these bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

Section 6. Conflicts. In the event of any irreconcilable conflict between these bylaws and either the corporation’s articles of incorporation or applicable law, the latter shall control.

Section 7. Definitions. Except as otherwise specifically provided in these bylaws, all terms used in these bylaws shall have the same definition as in the Nevada Revised Statutes.

The Bylaws of Standard Gold, Inc., are to be effective upon regulatory approval of the Company's change in domicile from Colorado to Nevada on or after March 4, 2013.

26